THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue from year to year thereafter until terminated by either Transporter or Shipper upon six months' prior notice. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); (f) production and/or reserves committed by the Shipper; and (g) based on a formula including, but not limited to, published index prices for specific receipt and/or delivery points or other agreed-upon pricing points, provided that the resulting rate shall be no lower than the minimum nor higher than the maximum applicable rate set forth in the Tariff. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates, which had been charged under a discount agreement, exceeded rates which ultimately are found to be just and reasonable. Service Agreement No. 37813 Revision No. 6 GTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., Cumberland Division, 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): GTS No. 37813, Revision No. 5. DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION COLUMBIA GAS TRANSMISSION, LLC By Brian Ramsey By Cindy Burnette Title Vice President-Trans&Gas Supply Title Manager-Customer Services Date October 29, 2015 Date October 28, 2015

Storage Contract Quantity Begin Date End Date Transportation Demand Dth/day Storage Contract Quantity Dth Annual GTS Quantity Dth/year Recurrence Interval November 1, 2015 N/A 5,400 177,662 98,200 1/1 - 12/31 Appendix A to Service Agreement No. 37813 Under Rate Schedule GTS between Columbia Gas Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc., Cumberland Division ("Shipper") Revision No. 6

Primary Receipt Points

| Begin Date | End Date | Scheduling Point No. | Scheduling Point Name | Measuring Point No. | Measuring Point Name | Maximum Daily Quantity (Dth/day) | Minimum Receipt Pressure Obligation (psig) 1/ | Recurrence Interval |
|---|---|---|---|---|---|---|---|---|
| November 1, 2015 | N/A | 801 | TCO-LEACH | 801 | TCO-LEACH | 1,800 | | 1/1 - 12/31 |
| November 1, 2015 | N/A | STOR | RP Storage Point TCO | | | 0 | | 1/1 - 12/31 |

Primary Delivery Points

| Begin Date | End Date | Scheduling Point No. | Scheduling Point Name | Measuring Point No. | Measuring Point Name | Maximum Daily Delivery Obligation (Dth/day) 1/ | Minimum Delivery Pressure Obligation (psig) 1/ | Recurrence Interval |
|---|---|---|---|---|---|---|---|---|
| November 1, 2015 | N/A | 34 | DELTA NATRL CUMBRLND | 805992 | MANCHESTER | 5,100 | 265 | 1/1 - 12/31 |
| November 1, 2015 | N/A | 34 | DELTA NATRL CUMBRLND | 832867 | BEATYVILLE | 300 | 230 | 1/1 - 12/31 |
| November 1, 2015 | N/A | STOR | RP Storage Point TCO | | | 0 | | 1/1 - 12/31 |

1/ Application of MDDOs minimum pressure and/or hourly flowrate shall be as follows:

Unless Measuring Point specific Maximum Daily Delivery Obligations (MDDOs) are specified in a separate firm service agreement between Transporter and Shipper, Transporter's aggregate MDDO, under this and any other service agreement between Transporter and Shipper, at the Measuring Points listed above shall not exceed the MDDO quantities set forth above for each Measuring Point. Any Measuring Point specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive to the individual Measuring Point MDDOs set forth above.

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points. _____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4. __X__ Yes _____ No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47. DELTA NATURAL GAS COMPANY, INC., CUMBERLAND DIVISION COLUMBIA GAS TRANSMISSION, LLC By Brian Ramsey By Cindy Burnette Title Vice President-Trans&Gas Supply Title Manager-Customer Services Date October 29, 2015 Date October 28, 2015

THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue from year to year thereafter until terminated by either Transporter or Shipper upon six months' prior notice. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); (f) production and/or reserves committed by the Shipper; and (g) based on a formula including, but not limited to, published index prices for specific receipt and/or delivery points or other agreed-upon pricing points, provided that the resulting rate shall be no lower than the minimum nor higher than the maximum applicable rate set forth in the Tariff. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates, which had been charged under a discount agreement, exceeded rates which ultimately are found to be just and reasonable. Service Agreement No. 37814 Revision No. 8 GTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., Stanton Division, 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): GTS No. 37814, Revision No. 7. DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION COLUMBIA GAS TRANSMISSION, LLC By Brian Ramsey By Cindy Burnette Title Vice President-Trans&Gas Supply Title Manager-Customer Services Date October 29, 2015 Date October 28, 2015

Storage Contract Quantity Begin Date End Date Transportation Demand Dth/day Storage Contract Quantity Dth Annual GTS Quantity Dth/year Recurrence Interval November 1, 2015 N/A 6,663 83,255 72,874 1/1 - 12/31 Appendix A to Service Agreement No. 37814 Under Rate Schedule GTS between Columbia Gas Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc., Stanton Division ("Shipper") Revision No. 8

## Primary Receipt Points

| Begin Date | End Date | Scheduling Point No. | Scheduling Point Name | Measuring Point No. | Measuring Point Name | Maximum Daily Quantity (Dth/day) | Minimum Receipt Pressure Obligation (psig) 1/ | Recurrence Interval |
|---|---|---|---|---|---|---|---|---|
| November 1, 2015 | N/A | 801 | TCO-LEACH | 801 | TCO-LEACH | 4,133 | | 1/1 - 12/31 |
| November 1, 2015 | N/A | 801 | TCO-LEACH | 801 | TCO-LEACH | 4,976 | | 1/1 - 12/31 |
| November 1, 2015 | N/A | STOR | RP Storage Point TCO | | | 0 | | 1/1 - 12/31 |

## Primary Delivery Points

| Begin Date | End Date | Scheduling Point No. | Scheduling Point Name | Measuring Point No. | Measuring Point Name | Maximum Daily Delivery Obligation (Dth/day) 1/ | Minimum Delivery Pressure Obligation (psig) 1/ | Recurrence Interval |
|---|---|---|---|---|---|---|---|---|
| November 1, 2015 | N/A | 801 | TCO-LEACH | 801 | TCO-LEACH | 4,133 | | 1/1 - 12/31 |
| November 1, 2015 | N/A | 801 | TCO-LEACH | 801 | TCO-LEACH | 4,976 | | 1/1 - 12/31 |
| November 1, 2015 | N/A | 35 | DELTA NATRL STANTON | 800803 | STANTON | 2,530 | 200 | 1/1 - 12/31 |
| November 1, 2015 | N/A | STOR | RP Storage Point TCO | | | 0 | | 1/1 - 12/31 |

1/ Application of MDDOs minimum pressure and/or hourly flowrate shall be as follows:

Unless Measuring Point specific Maximum Daily Delivery Obligations (MDDOs) are specified in a separate firm service agreement between Transporter and Shipper, Transporter's aggregate MDDO, under this and any other service agreement between Transporter and Shipper, at the Measuring Points listed above shall not exceed the MDDO quantities set forth above for each Measuring Point. Any Measuring Point specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive to the individual Measuring Point MDDOs set forth above.

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points. _____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff. _____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4. __X__ Yes _____ No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47. DELTA NATURAL GAS COMPANY, INC., STANTON DIVISION COLUMBIA GAS TRANSMISSION, LLC By Brian Ramsey By Cindy Burnette Title Vice President-Trans&Gas Supply Title Manager-Customer Services Date October 29, 2015 Date October 28, 2015

THIS AGREEMENT is made and entered into this 29 day of October, 2015, by and between COLUMBIA GAS TRANSMISSION, LLC ("Transporter") and DELTA NATURAL GAS COMPANY, INC. ("Shipper"). WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows: Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Fourth Revised Volume No. 1 ("Tariff"), on file with the Federal Energy Regulatory Commission ("Commission"), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. The maximum obligation of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Section 2. Term. Service under this Agreement shall commence as of November 1, 2015, and shall continue from year to year thereafter until terminated by either Transporter or Shipper upon six months' prior notice. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff. Section 3. Rates. Shipper shall pay Transporter the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: (a) specified quantities (contract demand or commodity quantities); (b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; (c) quantities during specified time periods; (d) quantities at specified points, locations, or other defined geographical areas; (e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported); (f) production and/or reserves committed by the Shipper; and (g) based on a formula including, but not limited to, published index prices for specific receipt and/or delivery points or other agreed-upon pricing points, provided that the resulting rate shall be no lower than the minimum nor higher than the maximum applicable rate set forth in the Tariff. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sections. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates, which had been charged under a discount agreement, exceeded rates which ultimately are found to be just and reasonable. Service Agreement No. 37815 Revision No. 7 GTS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at 5151 San Felipe, Suite 2500, Houston, Texas 77056, Attention: Customer Services and notices to Shipper shall be addressed to it at Delta Natural Gas Company, Inc., 3617 Lexington Road, Winchester, KY 40391, Attention: Brian Ramsey, until changed by either party by written notice. Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreement(s): GTS No. 37815, Revision No. 6. DELTA NATURAL GAS COMPANY, INC. COLUMBIA GAS TRANSMISSION, LLC By Brian Ramsey By Cindy Burnette Title Vice President-Trans&Gas Supply Title Manager-Customer Services Date October 29, 2015 Date October 28, 2015

Storage Contract Quantity Begin Date End Date Transportation Demand Dth/day Storage Contract Quantity Dth Annual GTS Quantity Dth/year Recurrence Interval November 1, 2015 N/A 4,950 162,857 117,101 1/1 - 12/31 Appendix A to Service Agreement No. 37815 Under Rate Schedule GTS between Columbia Gas Transmission, LLC ("Transporter") and Delta Natural Gas Company, Inc. ("Shipper") Revision No. 7

Primary Receipt Points Begin Date End Date Scheduling Point No. Scheduling Point Name Measuring Point No. Measuring Point Name Maximum Daily Quantity (Dth/day) Minimum Receipt Pressure Obligation (psig) 1/ Recurrence Interval November 1, 2015 N/A 801 TCO-LEACH 801 TCO-LEACH 1,650 1/1 - 12/31 November 1, 2015 N/A STOR RP Storage Point TCO 0 1/1 - 12/31 Primary Delivery Points Begin Date End Date Scheduling Point No. Scheduling Point Name Measuring Point No. Measuring Point Name Maximum Daily Delivery Obligation (Dth/day) 1/ Minimum Delivery Pressure Obligation (psig) 1/ Recurrence Interval November 1, 2015 N/A 36-10 DNG-WIN 803545 DELTA- OWINGSVILLE 1,030 1/1 - 12/31 November 1, 2015 N/A 36-10 DNG-WIN 803564 SHARPSBURG DELTA GAS 220 1/1 - 12/31 November 1, 2015 N/A 36-12 DELTA NATRL WINCH-12 800809 KINGSTON TERRELL 2,270 200 1/1 - 12/31 November 1, 2015 N/A 36-12 DELTA NATRL WINCH-12 803512 DELTA-N. MIDDLETOWN 310 100 1/1 - 12/31 November 1, 2015 N/A 36-12 DELTA NATRL WINCH-12 803563 CARMARGO 340 1/1 - 12/31 November 1, 2015 N/A 36-14 DELTA NATRL WINCH-14 803544 FRENCHBURG 280 150 1/1 - 12/31 November 1, 2015 N/A 47 DELTA NATRL WINCH-10 804148 DELTA NATURAL GAS CO 500 1/1 - 12/31 November 1, 2015 N/A STOR RP Storage Point TCO 0 1/1 - 12/31

1/ Application of MDDOs minimum pressure and/or hourly flowrate shall be as follows:

Unless Measuring Point specific Maximum Daily Delivery Obligations (MDDOs) are specified in a separate firm service agreement between Transporter and Shipper, Transporter's aggregate MDDO, under this and any other service agreement between Transporter and Shipper, at the Measuring Points listed above shall not exceed the MDDO quantities set forth above for each Measuring Point. Any Measuring Point specific MDDOs in a separate firm service agreement between Transporter and Shipper shall be additive to the individual Measuring Point MDDOs set forth above.

The Master List of Interconnects ("MLI") as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

_____ Yes __X__ No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

_____ Yes __X__ No (Check applicable blank) This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4. Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.

__X__ Yes _____ No (Check applicable blank) This Service Agreement covers offsystem capacity sold pursuant to section 47 of the General Terms and Conditions. Right of first refusal rights, if any, applicable to this offsystem capacity are limited as provided for in General Terms and Conditions Section 47.

| DELTA NATURAL GAS COMPANY, INC. | | COLUMBIA GAS TRANSMISSION, LLC | |
|---|---|---|---|
| By | Brian Ramsey | By | Cindy Burnette |
| Title | Vice President-Trans&Gas Supply | Title | Manager-Customer Services |
| Date | October 29, 2015 | Date | October 28, 2015 |